Exhibit 10.2

SIXTH AMENDMENT TO
MASTER TRANSACTION AGREEMENT

This Sixth Amendment to Master Transaction Agreement (this “Amendment”), dated as of November 5, 2008 (the “Amendment Date”), by and among MXenergy Inc., a Delaware corporation (the “Counterparty”), MXenergy Holdings Inc. and certain Subsidiaries thereof, as guarantors (collectively, the “Guarantors”), and Société Générale, as hedge provider (the “Hedge Provider”).

PRELIMINARY STATEMENTS

A.            Reference is made to each of (i) the Master Transaction Agreement, dated as of August 1, 2006 (as amended by (A) the First Amendment to Master Transaction Agreement dated as of April 6, 2007, (B) the Second Amendment to Master Transaction Agreement dated as of December 17, 2007, (C) the Third Amendment to Master Transaction Agreement dated as of May 12, 2008, (D) the Fourth Amendment to Master Transaction Agreement dated as of July 31, 2008, and (E) the Fifth Amendment to Master Transaction Agreement dated as of September 30, 2008, collectively, the “Master Transaction Agreement”), among the Counterparty, the Guarantors and the Hedge Provider, (ii) the ISDA Master Agreement (as defined in the Master Transaction Agreement) and (iii) the Credit Agreement (as defined in the Master Transaction Agreement);

B.            The Counterparty and the Guarantors have informed the Hedge Provider that the Specified Events of Default (as defined in Section 2 herein) will occur under the Master Transaction Agreement and under the ISDA Master Agreement and that the Financial Covenant Defaults (as defined in Section 2 herein) may or will occur under the Master Transaction Agreement and under the Credit Agreement;

C.            The Counterparty and the Guarantors have requested that the Hedge Provider amend the Master Transaction Agreement and the ISDA Master Agreement and conditionally waive the Specified Events of Default and the Financial Covenant Defaults as set forth herein;

D.            The Hedge Provider is willing to amend the Master Transaction Agreement and conditionally waive the Specified Events of Default and the Financial Covenant Defaults on the terms and conditions set forth herein; and

E.             The Hedge Provider and the Counterparty have agreed to certain other matters relating to the foregoing as set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

Section 1.               Definitions.  Capitalized terms used but not defined herein shall have the meanings specified in the Master Transaction Agreement or in the ISDA Master Agreement (as applicable).

Section 2.               Conditional Waivers of Specified Events of Default and Financial Covenant Defaults.

(a)           The Counterparty and the Guarantors hereby acknowledge and agree that the Counterparty will fail to make all or a material portion of certain scheduled payments that will be due and owing by the Counterparty to the Hedge Provider on November 5, 2008 and November 10, 2008 under and in respect of existing Hedging Transactions entered into under the Master Transaction Agreement and the ISDA Master Agreement, each such payment being more fully described on Schedule I hereto (each, a “Specified Payment”) and, as a result thereof, Specified Events will occur under the Master Transaction Agreement and Events of Default will occur under the ISDA Master Agreement (the Specified Events and Events of Default described in this Section 2 being referred to herein collectively as the “Specified Events of Default”).  The Counterparty and Guarantors shall provide to Hedge Provider a certification of listing each of the Specified Events of Default prior to the execution of this Amendment and shall promptly deliver additional certifications as needed from time to time to ensure the accuracy of this information at all times. The Counterparty and the Guarantors hereby further acknowledge and agree that one or more Events of Default (as defined in the Credit Agreement), Specified Events and Events of Default have occurred or will occur under [Sections 6.21 and/or 6.22] of the Credit Agreement and Section 6.01 of the Master Transaction Agreement as a result of breaches of the financial covenants specified therein arising from negative changes in Consolidated EBITDA (as defined in the Credit Agreement), as reflected in the consolidated financial statements of the Transaction Parties for the period of September 1 - 30, 2008, delivered (or to be delivered) by the Counterparty to the Hedge Provider in accordance with Section 5.06(b) of the Master Transaction Agreement which negative changes in Consolidated EBITDA have been disclosed by the Counterparty to the Hedge Provider (each, a “Financial Covenant Default”).

(b)           The Hedge Provider hereby agrees to conditionally waive, effective as of the Amendment Effective Date, each Specified Event of Default, provided that such waiver shall remain in effect only if and to the extent that (i) the Counterparty pays each Specified Payment to the Hedge Provider  in cash and in immediately available funds, together with interest on each Specified Payment determined at the Default Rate from (and including) the original date such Specified Payment was due and owing to the Hedge Provider to (but excluding) the date on which such Specified Payment is actually made to the Hedge Provider, no later than 4:00 p.m. Eastern Standard Time on November 14, 2008 (the “Deferred Payment Date”), (ii) the Counterparty pays the Hedge Provider all Management Fees when due and payable under the Master Transaction Agreement, (iii) other than the Specified Events of Default, no Specified Event, and no Event of Default or Termination Event on the part of any Transaction Party, or any other condition, event or circumstance which with the passage of time or the giving of notice would become a Specified Event, or an Event of Default or a Termination Event on the part of any Transaction Party, exists or occurs under the Master Transaction Agreement or the ISDA Master Agreement on or before the Deferred Payment Date and (iv) no event of default, termination event or similar event or circumstance on the part of any Transaction Party under any Hedge Agreement between any Transaction Party and any other third party (each, a “Third Party Hedge Agreement Specified Event”) exists or occurs on or before the Deferred Payment Date.  If any of the conditions described in subsections (i) through (iv) fail to be or remain satisfied, the waiver of the Specified Events of Default contained herein shall be revoked, all Specified Payments described in Schedule 1 shall be immediately due and payable, notwithstanding any grace period provided under the ISDA Master Agreement or the Master Transaction Agreement, and the failure to make such Specified Payments when due shall constitute an immediate Event of Default under the ISDA Master Agreement and a Specified Event under the Master Transaction Agreement, in each case without any grace or notice period (irrespective of any such grace or notice period contained in the ISDA Master Agreement or the Master Transaction Agreement).

(c)           The Hedge Provider agrees to conditionally waive, effective as of the Amendment Effective Date, the Financial Covenant Defaults, provided that such waiver shall be effective and remain in effect only if and to the extent that (i) the Financial Covenant Defaults existing or arising under the Credit Agreement are irrevocably and unconditionally waived by the Majority Lenders (as defined in the Credit Agreement) in an executed written agreement which is in form and substance satisfactory to the Hedge Provider and an executed copy of which is received by the Hedge Provider on or before the Deferred Payment Date, (ii) none of the Administrative Agent nor any Lender under the Credit Agreement, in the determination of the Hedge Provider in its sole discretion, exercises any right or remedy under any Loan Document, applicable law, or otherwise, against the Counterparty, any Guarantor, or any of its or their assets or properties (including any Collateral) which is or could reasonably be expected to be adverse to the interests of the Counterparty, any Guarantor or the Hedge Provider, (iii) the Specified Payments are paid in full to the Hedge Provider on or prior to 4:00 p.m., Eastern Standard Time on the Deferred Payment Date and (iv) no Third Party Hedge Agreement Specified Event exists or occurs on or before the Deferred Payment Date.  If any of the conditions described in subsections (i) through (iv) fail to be or remain satisfied, any such Financial Covenant Default exists, the waiver of such Financial Covenant Default shall be revoked and an immediate Specified Event shall occur and be continuing under the Master Transaction Agreement and an immediate Event of Default shall occur and be continuing under the ISDA Master Agreement, in each case without any grace or notice period (irrespective of any such grace or notice period contained in the ISDA Master Agreement or the Master Transaction Agreement).

(d)           Notwithstanding the foregoing, the execution and delivery of this Amendment shall not be deemed to be (x) except with respect to the Specified Events of Default and the Financial Covenant Defaults (but in each case only as and to the extent expressly provided herein), a waiver of, or a consent by the Hedge Provider to, any other Specified Event, Event of Default or Termination Event which may exist or hereafter occur under any of the Transaction Documents, (y) a waiver of any Transaction Party’s liabilities or obligations under any of the Transaction Documents, or (z) a waiver of any rights, remedies, offsets, claims, or other causes of action that the Hedge Provider may have under or in connection with any of the Transaction Documents, any Transaction, applicable law, or otherwise, all of which the Hedge Provider hereby expressly and specifically reserves.

Section 3.               Amendments to Master Transaction Agreement.  The Master Transaction Agreement is hereby amended as follows:

(a)           The definition of “Initial Hedging Facility Collateral Requirement” in Section 1.01 of the Master Transaction Agreement is hereby amended and restated, effective as of the Amendment Date, in its entirety to read as follows:

““Initial Hedging Facility Collateral Requirement” means the sum of (i) the aggregate amount of all cash transferred by the Counterparty to and held by the Hedge Provider or the Custodian pursuant to the ISDA Credit Support Annex and subject to a first priority perfected Lien in favor of the Hedge Provider, plus (ii) the aggregate value of all Collateral Account Property deposited and maintained in the Collateral Account, valued in accordance with the ISDA Credit Support Annex and subject to a first priority perfected Lien in favor of the Hedge Provider, plus (iii) the aggregate stated face amount(s) of one or more Letter(s) of Credit issued to and for the benefit of the Hedge Provider and for the account of the Counterparty in accordance with the ISDA Credit Support Annex, valued in accordance with the ISDA Credit Support Annex and not subject to any Letter of Credit Default, which aggregate sums shall on any date be required to be an aggregate amount equal to at least $25,000,000; provided, however, that if on any date the aggregate Exposure (as defined in the ISDA Credit Support Annex) of the Hedge Provider (in its capacity as Secured Party under the ISDA Credit Support Annex) under the ISDA Credit Support Annex for all Hedging Transactions in effect on such date (as determined by the Hedge Provider) is equal to or greater than $25,000,000 (any such date, an “Excess Exposure Date”), then such aggregate sums shall on, from and after such date be required to be an aggregate amount equal to at least $35,000,000 (the “Adjusted Hedging Facility Collateral Requirement”); provided further, however, that if at any time after the occurrence of any Excess Exposure Date, the aggregate Exposure (as defined in the ISDA Credit Support Annex) of the Hedge Provider (in its capacity as Secured Party under the ISDA Credit Support Annex) under the ISDA Credit Support Annex for all Hedging Transactions in effect (as determined by the Hedge Provider) is less than $25,000,000 for a period of four (4) consecutive Local Business Days (as defined in the ISDA Credit Support Annex), then the Adjusted Hedging Facility Collateral Requirement shall no longer apply and the Initial Hedging Facility Collateral Requirement of $25,000,000 shall apply from and after the Local Business Day immediately following the conclusion of such four (4) consecutive Local Business Day period (unless and until the occurrence of any subsequent Excess Exposure Date, in which and any such case the Adjusted Hedging Facility Collateral Requirement shall apply in accordance with the immediately preceding proviso).”

(b)           Section 1.01 of the Master Transaction Agreement is hereby further amended, effective as of the Amendment Date, by adding thereto the following new definition in alphabetical order therein to read as follows:

““Adjusted Hedging Facility Collateral Requirement” shall have the meaning specified in the definition of “Initial Hedging Facility Collateral Requirement” in Section 1.01 of this Agreement.”

(c)           Section 6.04(b) is hereby amended and restated, effective as of the Amendment Date, in full to read as follows:

“(b) permit the aggregate amount of all Hedging Facility Collateral to at any time be less than the Initial Hedging Facility Collateral Requirement or the Adjusted Hedging Facility Collateral Requirement (as applicable) or”

(d)           The Master Transaction Agreement is hereby further amended, effective as of the Amendment Date, by adding a new Section 9.16 to the end of Article IX thereof to read as follows:

(e)           “Section 9.16         Additional Acknowledgments.  The Counterparty and each of the Guarantors hereby acknowledge and agree as follows:  (a) the execution, delivery and performance of this Agreement and the other Transaction Documents and any related Hedge Agreements and any transactions entered into or services provided in connection with this Agreement or any other Transaction Document (including, without limitation, for or in connection with any amendment, waiver or other modification to this Agreement or any other Transaction Document) are and shall be an arm’s-length commercial transaction between the Counterparty and (as applicable) the Guarantors, on the one hand, and the Hedge Provider, on the other hand, and the Counterparty and each of the Guarantors is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions and matters contemplated under this Agreement and the other Transaction Documents (including, without limitation, any amendment, waiver or other modification to this Agreement or any other Transaction Document); (b) with respect to each and every action or undertaking leading to or resulting in the execution, delivery and performance of this Agreement or any other Transaction Document, and the entering into or consummation of any transaction or matter contemplated under this Agreement or any other Transaction Document, the Hedge Provider is and has been acting and shall act solely as a principal and is not the financial or other advisor, agent or fiduciary, for the Counterparty, any of the Guarantors, or any other Person; (c) the Hedge Provider has not assumed and will not assume any advisory, agency or fiduciary responsibility to or in favor of the Counterparty or any of the Guarantors with respect to the execution, delivery or performance of this Agreement or any other Transaction Document or any of the transactions or matters contemplated under this Agreement and the other Transaction Documents (including, without limitation, any amendment, waiver or other modification to this Agreement or any other Transaction Document) (irrespective of whether the Hedge Provider has advised or is currently advising the Counterparty or the Guarantors on other transactions or matters) and the Hedge Provider has and shall have no obligation to the Counterparty or the Guarantors with respect to any of the transactions or matters contemplated by this Agreement or any other Transaction Document, except those obligations expressly set forth in or contemplated by this Agreement and in the other Transaction Documents; (d) the Hedge Provider may be engaged in a broad range of transactions and services to or for other Persons that involve interests which may differ from those of the Counterparty and the Guarantors, and the Hedge Provider has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; (e) for purposes of this Agreement and each other Transaction

Document and all transactions and matters provided for or contemplated hereunder or thereunder, Société Générale, as Hedge Provider hereunder and thereunder, (i) is acting solely in its capacity as Hedge Provider and is and shall be deemed to be separate and independent in all respects from Société Générale, in its capacity as Administrative Agent and in its capacity as a Lender under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and (ii) is not and shall not be responsible or liable in any manner whatsoever for and does not have and shall not have any responsibility or obligation to ascertain or inquire into any action taken or not taken by the Administrative Agent or any Lender under or in connection with the Credit Agreement or any other Loan Document (as defined in Credit Agreement); (f) the Hedge Provider shall not be deemed to have any knowledge of the occurrence of any Event of Default (as defined in the Credit Agreement), except to the extent expressly disclosed in writing by the Counterparty to the Hedge Provider; (g) the Hedge Provider shall not have any duty or obligation to take (or to refrain from taking) any discretionary action or to exercise (or to refrain from exercising) any discretionary right, remedy or power, in each case except as and to the extent expressly required under this Agreement or any other Transaction Document (provided that the Hedge Provider shall not be required to take any action or to exercise any such right, remedy or power that, in its opinion or the opinion of its counsel, may expose the Hedge Provider to any liability or that is contrary to this Agreement, any Transaction Document or any Legal Requirement); (h) the Hedge Provider shall not, except as expressly set forth in this Agreement or in any other Transaction Document, have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to the Counterparty, any Guarantor, this Agreement or any other Transaction Document to the Administrative Agent or any Lender; (i) the Hedge Provider has not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of this Agreement, any other Transaction Document or any of the transactions and matters contemplated hereunder or thereunder (including any amendment, waiver or other modification to this Agreement or any other Transaction Document) and the Counterparty and each of the Guarantors has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate; (j) the Counterparty and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that any such Person may have against the Hedge Provider with respect to any breach or alleged breach of agency, advisory or fiduciary duty; and (k) without limiting the applicability of any other provision of Title 11 of the United States Code, 11 U.S.C. §§ 101 et. seq., as amended (the “Bankruptcy Code”) (including, without limitation, Sections 362, 546, 553, 555, 556, 560, 561, 562, 741 and 761 of the Bankruptcy Code and the applicable definitions in Section 101 of the Bankruptcy Code) or any other applicable law, this Agreement and each Transaction Document is intended to constitute a “swap agreement” and a “master netting agreement” as defined in Section 101 of the Bankruptcy Code, that the rights and remedies of the parties under Section 6 of the ISDA Master Agreement, Section 7.02 of the Master Transaction Agreement, and any other term or provision in this Agreement and any other Transaction

Document providing for or requiring the making of payments, are intended to constitute contractual rights to net, set-off, terminate, accelerate and liquidate payments and transactions, and that the parties hereto are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 553, 555, 556, 560, 561, 562, 741 and 761 of the Bankruptcy Code and the applicable definitions in Section 101 of the Bankruptcy Code, and any other applicable law.”

Section 4.               Conditions to Effectiveness.  This Amendment shall be effective on the date when the Hedge Provider shall have received each of the following, in form and substance satisfactory to the Hedge Provider (such date, the “Amendment Effective Date”):

(a)           counterparts of this Amendment, duly executed and delivered by the Counterparty and the Guarantors;

(b)           counterparts of the Second Amendment to the ISDA Master Agreement, dated as of the Amendment Date, duly executed and delivered by the Counterparty and the Guarantors;

(c)           a certificate of the Counterparty, executed by the Chief Financial Officer of the Counterparty and in form and substance satisfactory to the Hedge Provider, regarding (i) any and all Specified Events of Default (including, for avoidance of doubt, Financial Covenant Defaults) that have occurred or that will or may occur if this Amendment were not to become effective (ii) the sufficiency of third party consents obtained by the Counterparty and the Guarantors under the Transaction Documents; (iii) confirming the solvency representations set forth in Section 4.16 of the Master Transaction Agreement, and (iv) describing any outstanding or threatened litigation against the Counterparty or any of the Guarantors;

(d)           a Letter of Credit (as defined in the ISDA Credit Support Annex), in form and substance satisfactory to the Hedge Provider, in the stated face amount of $35,000,000;

(e)           evidence satisfactory to the Hedge Provider that the Counterparty has paid all accrued and unpaid costs, expenses, fees and other amounts (including, without limitation, Management Fees and attorneys’ fees) due and payable to the Hedge Provider as of the Amendment Date pursuant to the Master Transaction Agreement or any other Transaction Document;

(f)            evidence of corporate authority satisfactory to the Hedge Provider, which may include an opinion of outside counsel, regarding the authority of Counterparty and all Guarantors to execute and deliver this Amendment and to fulfill their respective obligations hereunder;.and

(g)           evidence satisfactory to the Hedge Provider of any and all third party consents required in connection with this Amendment; and

(h)           a certificate of the Counterparty, executed by the Chief Financial Officer of the Counterparty and in form and substance satisfactory to the Hedge Provider, that as of the Amendment Effective Date there is no matter known to it that could reasonably be expected to result in a Material Adverse Effect regarding any Transaction Party.

Section 5.               Waiver and Release.  Without limiting any other term or provision of this Amendment or any other Transaction Document, each Transaction Party hereby voluntarily, knowingly, irrevocably, unconditionally, absolutely and permanently waives, releases, dismisses, cancels, terminates and forever discharges (collectively, the “Specified Releases”) the Hedge Provider, each of its Affiliates and each of its and their respective agents, officers, directors, managers, members, partners, employees, contractors, representatives, advisors, attorneys and agents, and each of their respective successors, assigns and representatives (each a “Released Party” and collectively, the “Released Parties”), from any and all claims, inferences, complaints, cross-complaints, filings, disputes, grievances, demands, duties, actions, causes of action, defenses, counterclaims, offset, damages, costs, expenses, liabilities, obligations, losses and similar items of any kind or character whatsoever, in each case whether known or unknown, anticipated or unanticipated, suspected or unsuspected, actual or contingent, express or implied, or conditional, direct or indirect, at law or in equity, or otherwise, irrespective of whether any of the foregoing arise out of contract, tort, violation of law or regulations, or otherwise (collectively, the “Released Items”):

(a)           with respect to any Released Items arising out of, from or in connection with the Master Transaction Agreement, any other Transaction Document, any Transaction, or any related matter, the Specified Releases shall apply to the Released Parties with respect to any and all Released Items now existing or arising or originating at any time prior to the Amendment Effective Date; and

(b)           with respect to any Released Items arising out of, from or in connection with any Specified Event of Default and any Financial Covenant Default, including the negotiation, preparation, execution, delivery or performance of this Amendment, the Specified Releases shall apply to the Released Parties with respect to any and all Released Items now existing or arising or originating at any time prior to or following the date hereof.

Section 6.               Other Agreements.

(a)           The Hedge Provider and the Counterparty hereby acknowledge and agree that (a) the Hedge Provider purchased, on or about October 30, 2008, the natural gas put option contracts traded on the New York Mercantile Exchange described on Schedule II hereto (each, a “NYMEX Put Option” and together the “NYMEX Put Options”)) to hedge market risk incurred by the Hedge Provider under and in connection with natural gas Hedge Agreements in effect between the Hedge Provider and the Counterparty (each, an “Existing MX Hedging Transaction”) and (b) the Hedge Provider shall, on the Amendment Date sell, close out, liquidate, terminate or otherwise cancel, in whole or in part, all NYMEX Put Options.  The Counterparty hereby covenants and agrees with the Hedge Provider that, notwithstanding any term or provision to the contrary in any Transaction Document, the Counterparty shall pay and reimburse the Hedge Provider for and indemnify and hold harmless the Hedge Provider from and against any and all losses, liabilities, obligations, fees, costs and expenses incurred by the Hedge Provider as a result of or in connection with selling, closing out, liquidating, terminating or otherwise cancelling such NYMEX Put Options (any such losses, liabilities, obligations, fees, costs and expenses incurred by the Hedge Provider, a “NYMEX Put Option Termination Payment”; any obligation of the Counterparty to pay and reimburse the Hedge Provider for any such NYMEX Put Option Termination Payment and any accrued interest required to be paid by the Counterparty to the Hedge Provider as described in Section 6(b) and Section 6(c) below, is referred to herein as a “Counterparty NYMEX Put Option Termination Payment Obligation”).  If and for so long as no Specified Event, and no Event of Default or Termination Event on the part of any Transaction Party, has occurred and is continuing, the Hedge Provider and the Counterparty acknowledge and agree that the Counterparty shall pay and satisfy each Counterparty NYMEX Put Option Termination Payment Obligation in full to the Hedge Provider by paying and reimbursing a pro rata portion of the corresponding NYMEX Put Option Termination Payment to the Hedge Provider on each date on which the Counterparty is otherwise required under the ISDA Master Agreement or any Confirmation to make any payment to the Hedge Provider on or in respect of any Existing MX Hedging Transaction (each such date, a “Counterparty NYMEX Put Option Payment Date”), until such Counterparty NYMEX Put Option Termination Payment Obligation is paid and satisfied in full, together with interest on each such Counterparty NYMEX Put Option Termination Payment Obligation determined at the Non-Default Rate from (and including) the Amendment Date to (but excluding) the Counterparty NYMEX Put Option Termination Payment Date; provided, however, that if on any date after the Amendment Date any Specified Event, or any Event of Default or Termination Event on the part of any Transaction Party, occurs and is continuing, each Counterparty NYMEX Put Option Termination Payment Obligation then existing on such date shall, at the option of the Hedge Provider in its sole discretion, be immediately due and payable by the Counterparty to the Hedge Provider without further action on the part of the Hedge Provider, together with interest on each such Counterparty NYMEX Put Option Termination Payment Obligation determined at the Default Rate from (and including) the related NYMEX Put Option Termination Payment Date to (but excluding) the date on which such Counterparty NYMEX Put Option Termination Payment Obligation is paid in full.  Any failure by the Counterparty to pay any Counterparty NYMEX Put Option Termination Payment Obligation on the date when due under this Section 6 shall constitute an immediate Event of Default on the part of the Counterparty under the ISDA Master Agreement and an immediate Specified Event under the Master Transaction Agreement, in each case without any grace or notice period (irrespective of any such grace or notice period in the ISDA Master Agreement or the Master Transaction Agreement).

(b)           If the Counterparty is required to pay or reimburse to the Hedge Provider any Counterparty NYMEX Put Option Termination Payment Obligation(s) on any Counterparty NYMEX Put Option Payment Date and the Hedge Provider is also required to make any payment(s) to the Counterparty under any Transaction Document in effect on such Counterparty NYMEX Put Option Payment Date (each such payment, a “Hedge Provider Transaction Document Payment”) and (i) if the aggregate amount(s) of all such Hedge Provider Transaction Document Payment(s) which is or are due and owing on such Counterparty NYMEX Put Option Payment Date is equal to or less than the aggregate amount(s) of all such Counterparty NYMEX Put Option Termination Payment Obligations which are due and owing on such Counterparty NYMEX Put Option Payment Date, the entire amount of such Hedge Provider Transaction Document Payment(s) shall be automatically and immediately set-off, satisfied and discharged by an equivalent amount of such Counterparty NYMEX Put Option Termination Payment Obligation(s) on such Counterparty NYMEX Put Option Payment Date without any prior notice to or any further action by any party to any other party under the Transaction Documents, applicable law or otherwise, and any remaining amount(s) of such Counterparty NYMEX Put Option Termination Payment Obligation(s) shall be paid in full, in cash and in immediately available funds by the Counterparty to the Hedge Provider on such Counterparty NYMEX Put

Option Payment Date, and (ii) if the aggregate amount(s) of all such Hedge Provider Transaction Document Payment(s) which is or are due and owing on such Counterparty NYMEX Put Option Payment Date is greater than the aggregate amount(s) of all such Counterparty NYMEX Put Option Termination Payment Obligation(s) which are due and owing on such Counterparty NYMEX Put Option Payment Date, an aggregate amount of such Hedge Provider Transaction Document Payment(s) which is equal to the aggregate amount(s) of all such Counterparty NYMEX Put Option Termination Payment Obligation(s) shall be automatically and immediately set-off, satisfied and discharged by the entire amount of all such Counterparty NYMEX Put Option Termination Payment Obligation(s) on such Counterparty NYMEX Put Option Payment Date without any prior notice to or any further action by any party to any other party under the Transaction Documents, applicable law, or otherwise, and any remaining amount(s) of such Hedge Provider Transaction Document Payment(s) then due and owing shall be paid by the Hedge Provider to the Counterparty on such Counterparty NYMEX Put Option Payment Date.

(c)           All Counterparty NYMEX Put Option Termination Payment Obligations, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Amendment or any other notice, document, instrument or agreement made, delivered or given in connection herewith or therewith, shall constitute Obligations (as such term is defined in the Master Transaction Agreement) in all respects and for all purposes.

Section 7.               Representations and Warranties.  Each Transaction Party hereby jointly and severally represents and warrants to the Hedge Provider that, as of the Amendment Date and as of the Amendment Effective Date:

(a)           all representations and warranties of such Transaction Party contained in the Master Transaction Agreement and any other Transaction Document are true and correct in all material respects with the same effect as if such representations and warranties had been made on the Amendment Date (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date);

(b)           no Specified Event, and no Event of Default, Termination Event or Third Party Hedge Agreement Specified Event on the part of any Transaction Party, has occurred and is continuing;

(c)           no authorization, approval, consent, waiver or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by any Transaction Party of this Amendment;

(d)           this Amendment has been duly authorized by all necessary corporate or other organizational action of each Transaction Party and has been duly executed and delivered by each Transaction Party; and

(e)           this Amendment and the Master Transaction Agreement (as amended by this Amendment) constitutes a legal, valid and binding obligation of each Transaction Party, enforceable against each Transaction Party in accordance with its terms.

Section 8.               Consent of Guarantors; Confirmation of Guarantees and Transaction Documents.  Each Guarantor hereby consents to the execution, delivery and performance of this Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee contained in Article VIII of the Master Transaction Agreement and the terms and provisions of each other Transaction Document are, and each of the same shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

Section 9.               Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflict of laws principles.

Section 10.             Entire Agreement; Transaction Document.  This Amendment, the Master Transaction Agreement and the other Transaction Documents constitute the entire agreement and understanding among the parties and supersede all prior agreements and understandings, whether written or oral, among the parties hereto concerning the transactions provided herein and therein.  This Amendment is and shall be deemed to be a Transaction Document in all respects and for all purposes.

Section 11.             Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

Section 12.             Headings.  The headings set forth in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 13.             Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or Obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 14.             Legal Fees.  Counterparty and the Guarantors shall pay promptly upon request by the Hedge Provider, all legal fees incurred by the Hedge Provider in connection with this Amendment and the Second Amendment to the ISDA Master Agreement, which legal fees shall be deemed to be obligations arising under the ISDA Master Agreement.

Section 15.             No Novation.  The parties intend that the execution and deliver of this Amendment and the Second Amendment to the ISDA Master Agreement shall not constitute a novation of either Agreement or any Transactions thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Date.

COUNTERPARTY:

MXENERGY INC.

/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: Vice President and CFO

GUARANTORS:

MXENERGY ELECTRIC INC.
MXENERGY HOLDINGS INC.
ONLINE CHOICE INC.
MXENERGY GAS CAPITAL HOLDINGS CORP.
MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.
MXENERGY GAS CAPITAL CORP.
MXENERGY ELECTRIC CAPITAL CORP.
MXENERGY CAPITAL HOLDINGS CORP.
MXENERGY CAPITAL CORP.
MXENERGY SERVICES INC.
INFOMETER.COM INC.

/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: Vice President and CFO

HEDGE PROVIDER:

SOCIÉTÉ GÉNÉRALE

/s/ Gonzague Bataille
Name: Gonzague Bataille
Title: Managing Director

SCHEDULE 1

SPECIFIED PAYMENTS

Trade Reference	Trade	Specified Payment	Amount of Specified
Number	Date	Due Date	Payment
11769894	7/29/2008	11/5/2008	235,162.50
12058678	9/25/2008	11/5/2008	104,700.00
7604837	9/27/2006	11/5/2008	(78,660.00)
11759414	7/25/2008	11/5/2008	65,820.00
11483504	5/27/2008	11/5/2008	445,200.00
10534143	12/26/2007	11/5/2008	117,825.00
9854090	9/26/2007	11/5/2008	138,450.00
11894665	8/26/2008	11/5/2008	169,950.00
11753480	7/24/2008	11/5/2008	236,700.00
11753483	7/24/2008	11/5/2008	70,320.00
11342997	4/24/2008	11/5/2008	376,950.00
10937969	2/26/2008	11/5/2008	(218,460.00)
10937168	2/26/2008	11/5/2008	(294,880.00)
7253439	7/25/2006	11/5/2008	26,890.00
11613096	6/25/2008	11/5/2008	517,200.00
10933588	2/25/2008	11/5/2008	(212,760.00)
12053423	9/24/2008	11/5/2008	108,450.00
11883389	8/22/2008	11/5/2008	162,825.00
8464013	2/22/2007	11/5/2008	47,420.00
11293977	4/23/2008	11/5/2008	101,820.00
8274393	1/23/2007	11/5/2008	117,050.00
10710701	1/22/2008	11/5/2008	44,720.00
7385487	8/21/2006	11/5/2008	149,680.00
11735291	7/21/2008	11/5/2008	343,950.00
8844557	4/19/2007	11/5/2008	(19,210.00)
8844088	4/19/2007	11/5/2008	40,020.00
12206232	10/20/2008	11/5/2008	38,700.00

11863362	8/20/2008	11/5/2008	158,325.00
8430152	2/16/2007	11/5/2008	96,640.00
7526636	9/15/2006	11/5/2008	48,440.00
11424172	5/15/2008	11/5/2008	441,075.00
11991605	9/16/2008	11/5/2008	73,950.00
11991614	9/16/2008	11/5/2008	76,950.00
12174725	10/15/2008	11/5/2008	16,200.00
9564750	8/15/2007	11/5/2008	(282,600.00)
7388274	8/15/2006	11/5/2008	112,840.00
7388370	8/15/2006	11/5/2008	293,490.00
7386210	8/15/2006	11/5/2008	33,810.00
7386270	8/15/2006	11/5/2008	67,920.00
7386168	8/15/2006	11/5/2008	34,610.00
7386347	8/15/2006	11/5/2008	125,316.00
7386139	8/15/2006	11/5/2008	70,020.00
7386108	8/15/2006	11/5/2008	37,610.00
7386339	8/15/2006	11/5/2008	190,550.00
7386267	8/15/2006	11/5/2008	85,820.00
7386319	8/15/2006	11/5/2008	189,240.00
11696794	7/15/2008	11/5/2008	(439,575.00)
9346277	7/13/2007	11/5/2008	106,240.00
11954857	9/9/2008	11/5/2008	97,200.00
11807771	8/7/2008	11/5/2008	396,900.00
9698348	9/6/2007	11/5/2008	46,920.00
9527344	8/8/2007	11/5/2008	53,820.00
11000201	3/6/2008	11/5/2008	38,010.00
10175150	11/7/2007	11/5/2008	76,230.00
12103114	10/3/2008	11/5/2008	69,075.00
10991130	3/5/2008	11/5/2008	(157,840.00)
10991135	3/5/2008	11/5/2008	(161,840.00)
8580171	3/5/2007	11/5/2008	71,130.00
11520881	6/4/2008	11/5/2008	466,200.00
10986423	3/4/2008	11/5/2008	311,490.00
11369259	5/1/2008	11/5/2008	99,620.00
11369926	5/1/2008	11/5/2008	377,325.00
11923840	9/2/2008	11/5/2008	12,560.00
9649798	8/30/2007	11/5/2008	(327,900.00)

9651555	8/30/2007	11/5/2008	45,720.00
11509366	6/2/2008	11/5/2008	466,950.00
11163266	4/2/2008	11/5/2008	295,575.00
11636054	7/1/2008	11/5/2008	582,247.50
10847346	2/8/2008	11/10/2008	(840.00)
10731720	1/25/2008	11/10/2008	3,210.00
9616173	8/20/2007	11/10/2008	14,835.00
11527192	6/5/2008	11/10/2008	9,960.00
9890375	10/1/2007	11/10/2008	13,560.00
7386528	8/15/2006	11/10/2008	(351.00)
9864026	9/27/2007	11/10/2008	(465.00)
8416093	2/14/2007	11/10/2008	(52.50)
11942144	9/5/2008	11/10/2008	360.00
11348662	4/25/2008	11/10/2008	2,450.00
11111000	3/24/2008	11/10/2008	(1,980.00)
12045625	9/23/2008	11/10/2008	(1,740.00)
10711644	1/22/2008	11/10/2008	(352.50)
9610503	8/21/2007	11/10/2008	(3,780.00)
11723227	7/17/2008	11/10/2008	9,660.00
11572809	6/17/2008	11/10/2008	(2,880.00)
11991189	9/16/2008	11/10/2008	(2,325.00)
7386535	8/15/2006	11/10/2008	(1,516.50)
11556982	6/12/2008	11/10/2008	(2,040.00)
11533618	6/6/2008	11/10/2008	(1,740.00)
11503233	5/30/2008	11/10/2008	(1,290.00)
11348736	4/25/2008	11/10/2008	20,610.00
11281270	4/21/2008	11/10/2008	10,335.00
11730877	7/18/2008	11/10/2008	38,820.00
12004296	9/17/2008	11/10/2008	16,110.00
11567841	6/16/2008	11/10/2008	23,535.00
9708681	9/7/2007	11/10/2008	14,160.00
9637280	8/28/2007	11/10/2008	30,060.00
11307199	4/23/2008	11/10/2008	3,960.00
11575938	6/18/2008	11/10/2008	32,610.00
11671470	7/9/2008	11/10/2008	45,435.00
10607592	1/8/2008	11/10/2008	9,420.00
11145790	3/31/2008	11/10/2008	37,785.00

12236758	10/24/2008	11/10/2008	4,035.00
9890356	10/1/2007	11/10/2008	5,160.00
11764180	7/28/2008	11/10/2008	360.00
11353077	4/28/2008	11/10/2008	(3,120.00)
7253128	7/25/2006	11/10/2008	490.00
11451154	5/21/2008	11/10/2008	2,235.00
9768237	9/18/2007	11/10/2008	(2,520.00)
7527823	9/15/2006	11/10/2008	534.00
7386534	8/15/2006	11/10/2008	(1,228.50)
7386551	8/15/2006	11/10/2008	996.00
7386527	8/15/2006	11/10/2008	1,291.50
7673362	10/6/2006	11/10/2008	702.00
12130238	10/8/2008	11/10/2008	(3,700.00)
9699781	9/6/2007	11/10/2008	3,870.00
11660705	7/8/2008	11/10/2008	5,047.50
7838888	11/7/2006	11/10/2008	2,358.00
11634682	7/1/2008	11/10/2008	11,220.00
11504391	5/30/2008	11/10/2008	2,010.00
11894555	8/26/2008	11/10/2008	9,860.00
10941783	2/26/2008	11/10/2008	5,160.00
11607747	6/24/2008	11/10/2008	3,810.00
12045630	9/23/2008	11/10/2008	2,910.00
11747708	7/23/2008	11/10/2008	7,845.00
11281264	4/21/2008	11/10/2008	4,710.00
11989350	9/16/2008	11/10/2008	(390.00)
7386539	8/15/2006	11/10/2008	40.50
7386533	8/15/2006	11/10/2008	1,390.50
7386537	8/15/2006	11/10/2008	1,647.00
7479230	9/7/2006	11/10/2008	2,875.50
11654894	7/7/2008	11/10/2008	60.00
7952856	11/30/2006	11/10/2008	7,845.00
9890369	10/1/2007	11/10/2008	3,810.00
8730051	3/30/2007	11/10/2008	12,990.00
11130126	3/26/2008	11/10/2008	3,120.00
7253083	7/25/2006	11/10/2008	1,265.00
11612944	6/25/2008	11/10/2008	2,010.00
7911312	11/20/2006	11/10/2008	222.00
7386542	8/15/2006	11/10/2008	189.00
7386538	8/15/2006	11/10/2008	1,003.50
7386532	8/15/2006	11/10/2008	4,090.50
11393763	5/8/2008	11/10/2008	(8,737.50)
9698839	9/6/2007	11/10/2008	270.00
11201108	4/7/2008	11/10/2008	2,520.00
11634704	7/1/2008	11/10/2008	2,535.00
12237461	10/24/2008	11/10/2008	660.00
7252971	7/25/2006	11/10/2008	1,190.00

11745267	7/23/2008	11/10/2008	510.00
11859744	8/20/2008	11/10/2008	397.50
8416054	2/14/2007	11/10/2008	945.00
8183414	1/11/2007	11/10/2008	169.50
12136419	10/9/2008	11/10/2008	675.00
11376481	5/5/2008	11/10/2008	772.50
11928827	9/3/2008	11/10/2008	397.50
11504446	5/30/2008	11/10/2008	1,110.00
7386543	8/15/2006	11/10/2008	990.15
10629240	1/11/2008	11/10/2008	2,310.00
11764177	7/28/2008	11/10/2008	(180.00)
12058970	9/25/2008	11/10/2008	(330.00)
7252861	7/25/2006	11/10/2008	90.00
11451135	5/21/2008	11/10/2008	(240.00)
11451131	5/21/2008	11/10/2008	(165.00)
10253490	11/19/2007	11/10/2008	(615.00)
11844033	8/15/2008	11/10/2008	(780.00)
11247621	4/16/2008	11/10/2008	(90.00)
11045250	3/14/2008	11/10/2008	270.00
12166736	10/14/2008	11/10/2008	(1,762.50)
10629511	1/11/2008	11/10/2008	(675.00)
12135548	10/9/2008	11/10/2008	(2,512.50)
11824828	8/12/2008	11/10/2008	(480.00)
11406385	5/12/2008	11/10/2008	(127.50)
11394537	5/8/2008	11/10/2008	(202.50)
11388256	5/7/2008	11/10/2008	(1,175.00)
11507165	6/2/2008	11/10/2008	360.00
12087917	10/1/2008	11/10/2008	(832.50)
10551802	12/28/2007	11/10/2008	(15.00)
12237473	10/24/2008	11/10/2008	(15.00)
10534152	12/26/2007	11/10/2008	1,785.00
9860439	9/27/2007	11/10/2008	1,260.00
12237435	10/24/2008	11/10/2008	360.00
11607763	6/24/2008	11/10/2008	735.00
11863336	8/20/2008	11/10/2008	660.00
10175601	11/7/2007	11/10/2008	(240.00)

Schedule II

NYMEX PUT OPTIONS

NYMEX Put Option Purchase Date	# of Natural Gas contracts covered by NYMEX Put Options	NYMEX Put Option Exercise Date	NYMEX Put Option strike	NYMEX Put Option Premium Paid by hedge provider	Total
Oct-30	250	11/21/08	680	39.75	980,000.00
Oct-30	450	12/24/08	685	64.25	2,891,000.00
Oct-30	750	01/27/09	715	80	6,000,000.00
Oct-30	600	1/27/09	700	83	4,980,000.00
					14,851,000.00